Prospectus Supplement

January 19, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated January 19, 2024 to the Morgan Stanley Institutional Liquidity Funds Prospectuses dated February 28, 2023

Prime Portfolio
Government Portfolio
Government Securities Portfolio
Treasury Portfolio
Treasury Securities Portfolio
(the "Funds")

Effective immediately, each Prospectus is hereby amended as follows:

The second sentence in the first paragraph of the sections of each Prospectus titled "Fund Summary—Government Portfolio—Principal Investment Strategies", "Fund Summary—Government Securities Portfolio—Principal Investment Strategies", "Fund Summary—Treasury Portfolio—Principal Investment Strategies", "Fund Summary—Treasury Securities Portfolio—Principal Investment Strategies", "Details of the Funds—Government Portfolio—Approach", "Details of the Funds—Government Securities Portfolio—Approach", "Details of the Funds—Treasury Portfolio—Approach" and "Details of the Funds—Treasury Securities Portfolio—Approach" is hereby deleted and replaced with the following:

The Fund is permitted to hold a portion of its assets in cash.

The following is added to the end of the first paragraph in the sections of each Prospectus titled "Fund Summary—Prime Portfolio—Principal Investment Strategies" and "Details of the Funds—Prime Portfolio—Approach":

The Fund is permitted to hold a portion of its assets in cash.

The following is added after the section of each Prospectus titled "Additional Information About Fund Investment Strategies and Related Risks—Additional Risks and Investment Strategies of the Funds—Investment Discretion":

Risks Associated with Holding Cash

Certain Funds are permitted to hold a portion of their assets in cash for a variety of portfolio management purposes. For example, a Fund may hold a cash position under certain circumstances, such as to meet anticipated redemptions, in light of the prevailing interest rate environment, or pending investments. Although a Fund may earn income on the cash position, such positions could cause the Fund to receive a lower rate of return than if the cash were used to make investments, and may subject a Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and its creditworthiness. In certain economic conditions, the custodian bank may charge a Fund fees for holding cash.

Please retain this supplement for future reference.

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